UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2013

ICON Oil & Gas Fund-A L.P.

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-54943	45-3053605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

427 South Boston Avenue, Suite 703
Tulsa, Oklahoma 74103

(Address of Principal Executive Offices)

____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 1, 2013, ICON Oil & Gas GP, LLC (the “Managing GP”), in its capacity as the managing general partner of ICON Oil & Gas Fund (the “Fund”), determined that it is in the best interests of the Fund’s investors to cease the Fund’s offering, cease its operations, wind up its affairs, liquidate its assets and pay a final liquidating distribution to each of the Fund’s investors equal to the full amount of such investor’s original investment amount plus interest from the date of such original investment, in accordance with Section 7.02(a) of the Fund’s limited partnership agreement. The Managing GP anticipates making the Fund’s liquidating distributions by December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON Oil & Gas Fund-A L.P.
By: ICON Oil & Gas GP, LLC, its Managing General Partner

Dated: November 1, 2013	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer